Exhibit 4.9
EXECUTION COPY
WAIVER AND OMNIBUS AMENDMENT
          This WAIVER AND OMNIBUS AMENDMENT (this “Amendment”), dated as of December 29, 2006, is entered into among Timken Receivables Corporation, a Delaware corporation (the “Seller”), The Timken Corporation (“Timken”), an Ohio corporation, as Servicer (in such capacity, the “Servicer”) and as Originator (in such capacity, the “Originator”), the funding sources party hereto as the financial institutions (the “Financial Institutions”), Jupiter Securitization Company LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as letter of credit issuer (in such capacity, the “L/C Issuer”) and as agent (the “Agent”) for the Purchasers and the L/C Issuer.
WITNESSETH:
          WHEREAS, the Seller, the Servicer, the Purchasers, the L/C Issuer and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”);
          WHEREAS, the Seller and the Originator are parties to that certain Amended and Restated Receivables Sale Agreement, dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “RSA” and together with the RPA, the “Agreements”); and
          WHEREAS the parties hereto desire to amend the Agreements and to waive certain non-compliance thereunder on the terms and conditions set forth below;
          NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the RPA.
          2. Waivers. Subject to the satisfaction of the conditions precedent set forth in Section 7 below,
          (a) the Seller hereby waives any Termination Event occurring under Section 5.1(a) of the RSA arising solely as a result of the failure of the Originator prior to the date hereof to cause Collection Account 628063 maintained with JPMorgan Chase Bank, N.A. and Collection Account 820944 maintained with Wachovia Bank, N.A. to be subject at all times to a Collection Account Agreement that is in full force and effect as required pursuant to Section 4.1(j) of the RSA; and

          (b) each of the Agent, the L/C Issuer and each Purchaser hereby waives any Amortization Event occurring under Section 9.1(a) of the RPA arising solely as a result of the failure of the Seller and the Servicer prior to the date hereof to cause Collection Account 628063 maintained with JPMorgan Chase Bank, N.A. and Collection Account 820944 maintained with Wachovia Bank, N.A. to be subject at all times to a Collection Account Agreement that is in full force and effect as required pursuant to Section 7.1(j) of the RPA.
          3. Amendment to the RSA. Subject to the satisfaction of the conditions precedent set forth in Section 7 below, Exhibit III to the RSA is hereby amended and restated in its entirety as Exhibit B hereto.
          4. Amendments to the RPA. Subject to the satisfaction of the conditions precedent set forth in Section 7 below, the RPA is hereby amended as follows:
          (a) The definition of the term “L/C Sublimit” set forth in Exhibit I of the RPA is hereby amended by deleting the amount “$150,000,000” appearing therein and replacing the amount “$100,000,000” therefor.
          (b) The definition of the term “Liquidity Termination Date” set forth in Exhibit I of the RPA is hereby amended by deleting the date “December 29, 2006” appearing therein and replacing the date “December 28, 2007” therefor.
          (c) Exhibit IV to the RPA is hereby amended and restated in its entirety as Exhibit C hereto.
          5. Representations and Warranties of the Seller. In order to induce the parties hereto to enter into this Amendment, the Seller represents and warrants that:
          (a) The representations and warranties of Seller set forth in Section 5.1 of the RPA, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 5(a) shall be made as of such earlier date.
          (b) The execution and delivery by the Seller of this Amendment has been duly authorized by proper corporate proceedings of the Seller and this Amendment, and the RPA, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          6. Representations and Warranties of Timken. In order to induce the parties hereto to enter into this Amendment, Timken represents and warrants that:

          (a) The representations and warranties of the Servicer and the Originator set forth in Section 5.1 of the RPA and Section 2.1 of the RSA, in each case, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event, Potential Amortization Event, Termination Event or Potential Termination Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA or Section 2.1 of the RSA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 6(a) shall be made as of such earlier date.
          (b) The execution and delivery by Timken of this Amendment has been duly authorized by proper corporate proceedings of Timken and this Amendment, and each Agreements, as amended by this Amendment, constitutes the legal, valid and binding obligation of Timken, enforceable against Timken in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          7. Conditions Precedent. The amendments to the Agreements provided for hereunder shall become effective as of the date above first written upon the Agent’s receipt of each of the following:
(a)	counterparts of this Amendment executed by the Seller, the Servicer, the Originator, each Purchaser and the L/C Issuer;

(b)	a certificate of the secretary or assistant secretary of the Seller certifying as to the names and true signatures of the officers of the Seller that are authorized to execute this Amendment and other Transaction Documents;

(c)	such amendments to the Collection Account Agreements as the Agent may reasonably request; and

(d)	a Reaffirmation of Performance Undertaking in substantially the form attached hereto as Exhibit A hereto, executed by the Performance Guarantor in respect of the Performance Undertaking.
          8. Ratification. Each of the RPA and the RSA, as amended hereby, is hereby ratified, approved and confirmed in all respects.
          9. Reference to the Agreements. From and after the effective date hereof, each reference in any Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to such Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean such Agreement as amended by this Amendment.
          10. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys representing the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.
          11. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          12. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above:

TIMKEN RECEIVABLES CORPORATION, as Seller
By:
Name:
Title:

THE TIMKEN CORPORATION, as Servicer and as Originator
By:
Name:
Title:

JUPITER SECURITIZATION COMPANY LLC By: JPMorgan Chase Bank, N.A., its attorney-in-fact
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent
By:
Name:
Title:

Signature Page to
Waiver and Omnibus Amendment

EXHIBIT A TO WAIVER AND OMNIBUS AMENDMENT
FORM OF REAFFIRMATION OF PERFORMANCE UNDERTAKING
(attached)

REAFFIRMATION OF PERFORMANCE UNDERTAKING
December 27, 2006
JPMorgan Chase Bank, N.A., as Agent
c/o J.P. Morgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017
          The undersigned, The Timken Company, hereby:
          (i) acknowledges, and consents to, the execution of that certain Waiver and Omnibus Amendment (the “Amendment”), of even date herewith, among Timken Receivables Corporation (the “Seller”), The Timken Corporation (“Timken”), the funding sources party thereto as the Financial Institutions, Jupiter Securitization Company LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as letter of credit issuer (the “L/C Issuer”) and as agent (the “Agent”);
          (ii) reaffirms all of its obligations under that certain Performance Undertaking dated as of December 18, 2002 (the “Performance Undertaking”) made by the undersigned in favor of the Agent, the Purchasers and the L/C Issuer; and
          (iii) acknowledges and agrees that, after giving effect to the Amendment, such Performance Undertaking remains in full force and effect and is hereby ratified and confirmed.

THE TIMKEN COMPANY
By:
Name:
Title:

EXHIBIT B TO WAIVER AND OMNIBUS AMENDMENT
EXHIBIT III TO RSA
[ATTACHED]

Exhibit III
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

		Corresponding Account
Collection Bank Name/Address	Post Office Box Address	Number
The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	P.O. Box 91073 Chicago, IL 60675	69698

Wachovia Bank, N.A. 301 South College Street One Wachovia Center Charlotte, NC 28288-0013	P.O. Box 751580 Charlotte, NC 28288-0013	8737080994

Collection Bank Name/ Address	Account Numbers
JPMorgan Chase Bank, N.A. 300 South Riverside Drive, 18th Floor Mail Code IL1-0196 Chicago, IL 60670-0196	622991479

Mellon Bank, N.A. One Mellon Center Pittsburgh, PA 15258-0001	172-1301

Wachovia Bank, N.A. 301 South College Street One Wachovia Center Charlotte, NC 28288-0013	820944

JPMorgan Chase Bank, N.A. 300 South Riverside Drive, 18th Floor Mail Code IL1-0196 Chicago, IL 60670-0196	628063

EXHIBIT C TO WAIVER AND OMNIBUS AMENDMENT
EXHIBIT IV TO RPA
[ATTACHED]

Exhibit IV
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

		Corresponding Account
Collection Bank Name/Address	Post Office Box Address	Number
The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	P.O. Box 91073 Chicago, IL 60675	69698

Wachovia Bank, N.A. 301 South College Street One Wachovia Center Charlotte, NC 28288-0013	P.O. Box 751580 Charlotte, NC 28288-0013	8737080994

Collection Bank Name/ Address	Account Numbers
JPMorgan Chase Bank, N.A. 300 South Riverside Drive, 18th Floor Mail Code IL1-0196 Chicago, IL 60670-0196	622991479

Mellon Bank, N.A. One Mellon Center Pittsburgh, PA 15258-0001	172-1301

Wachovia Bank, N.A. 301 South College Street One Wachovia Center Charlotte, NC 28288-0013	820944

JPMorgan Chase Bank, N.A. 300 South Riverside Drive, 18th Floor Mail Code IL1-0196 Chicago, IL 60670-0196	628063

EXECUTION COPY
OMNIBUS AMENDMENT NO. 2
          This OMNIBUS AMENDMENT NO. 2 (this “Amendment”), dated as of June 4, 2007, is entered into among Timken Receivables Corporation, a Delaware corporation (the “Seller”), The Timken Corporation (“Timken”), an Ohio corporation, as Servicer (in such capacity, the “Servicer”) and as Originator (in such capacity, the “Originator”), the funding sources party hereto as the financial institutions (the “Financial Institutions”), Jupiter Securitization Company LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”) for the Purchasers.
WITNESSETH:
          WHEREAS, the Seller, the Servicer, the Purchasers and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”);
          WHEREAS, the Seller and the Originator are parties to that certain Amended and Restated Receivables Sale Agreement, dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “RSA” and together with the RPA, the “Agreements”); and
          WHEREAS the parties hereto desire to amend the Agreements as set forth below;
          NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the RPA.
          2. Amendments to the RSA. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the RSA is hereby amended as follows:
          (a) Section 4.1 of the RSA is hereby amended to add the following new clause (m):
          (m) Originator will cause all cash collections and other cash proceeds in respect of all Excluded Receivables to be remitted to accounts other than any Collection Account.
          (b) The definition of the term “Receivables” set forth in Exhibit I of the RSA is hereby amended and restated to read as follows:

          “Receivable” means all indebtedness and other obligations owed to Buyer or Originator (at the time it arises) or in which Buyer or Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument, financial asset, investment property, letter of credit right, supporting obligation or general intangible, arising in connection with the sale of goods or the rendering of services by Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Obligations of the Performance Guarantor or any Subsidiary thereof owed to Originator shall not constitute a Receivable. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided however, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Originator treats such indebtedness, rights or obligations as a separate payment obligation; provided, further, that no Excluded Receivable shall constitute a “Receivable” hereunder.
          (c) Exhibit I to the RSA is hereby amended to add the following definition of “Excluded Receivables”:
          “Excluded Receivable” means any indebtedness or other obligations owed to the Originator by Autozone, Inc. in connection with the sale of goods or the rendering of services by Originator to Autozone, Inc. arising on and after June 4, 2007.
          3. Amendments to the RPA. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the RPA is hereby amended as follows:
          (a) Section 7.1 of the RPA is hereby amended to add the following new clause (m):
          (m) Such Seller Party will cause all cash collections and other cash proceeds in respect of all Excluded Receivables to be remitted to accounts other than any Collection Account.
          (b) The definition of the term “Receivables” set forth in Exhibit I of the RPA is hereby amended and restated to read as follows:
          “Receivable” means all indebtedness and other obligations owed to Seller or Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement or hereunder) or in which Seller or Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument, financial asset, investment property, letter of credit right, supporting obligation or general intangible, arising in connection with the sale or lease of goods or the rendering of services by Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Obligations of the Performance Guarantor or any Subsidiary thereof owed to Originator shall not constitute a Receivable. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided however, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation; provided, further, that no Excluded Receivable shall constitute a “Receivable” hereunder.
          (c) Exhibit I to the RPA is hereby amended to add the following definition of “Excluded Receivables”:
          “Excluded Receivable” means any indebtedness or other obligations owed to the Originator by Autozone, Inc. in connection with the sale of goods or the rendering of services by Originator to Autozone, Inc. arising on and after June 4, 2007.
          4. Representations and Warranties of the Seller. In order to induce the parties hereto to enter into this Amendment, the Seller represents and warrants that:
          (a) The representations and warranties of Seller set forth in Section 5.1 of the RPA, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 4(a) shall be made as of such earlier date.
          (b) The execution and delivery by the Seller of this Amendment has been duly authorized by proper corporate proceedings of the Seller and this Amendment, and the RPA, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.

          5. Representations and Warranties of Timken. In order to induce the parties hereto to enter into this Amendment, Timken represents and warrants that:
          (a) The representations and warranties of the Servicer and the Originator set forth in Section 5.1 of the RPA and Section 2.1 of the RSA, in each case, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event, Potential Amortization Event, Termination Event or Potential Termination Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA or Section 2.1 of the RSA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 5(a) shall be made as of such earlier date.
          (b) The execution and delivery by Timken of this Amendment has been duly authorized by proper corporate proceedings of Timken and this Amendment, and each Agreements, as amended by this Amendment, constitutes the legal, valid and binding obligation of Timken, enforceable against Timken in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          6. Conditions Precedent. The amendments to the Agreements provided for hereunder shall become effective as of the date above first written upon the Agent’s receipt of each of the following:
(a)	counterparts of this Amendment executed by the Seller, the Servicer, the Originator and each Purchaser; and

(b)	a Reaffirmation of Performance Undertaking in substantially the form attached hereto as Exhibit A hereto, executed by the Performance Guarantor in respect of the Performance Undertaking.
          7. Ratification. Each of the RPA and the RSA, as amended hereby, is hereby ratified, approved and confirmed in all respects.
          8. Reference to the Agreements. From and after the effective date hereof, each reference in any Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to such Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean such Agreement as amended by this Amendment.
          9. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys representing the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

          10. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          11. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above:

TIMKEN RECEIVABLES CORPORATION, as Seller
By:
Name:
Title:

THE TIMKEN CORPORATION, as Servicer and as Originator
By:
Name:
Title:

JUPITER SECURITIZATION COMPANY LLC By: JPMorgan Chase Bank, N.A., its attorney-in-fact
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent
By:
Name:
Title:

Signature Page to
Omnibus Amendment No. 2

EXHIBIT A TO OMNIBUS AMENDMENT NO. 2
FORM OF REAFFIRMATION OF PERFORMANCE UNDERTAKING
(attached)

REAFFIRMATION OF PERFORMANCE UNDERTAKING
June 4, 2007
JPMorgan Chase Bank, N.A., as Agent
c/o J.P. Morgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017
          The undersigned, The Timken Company, hereby:
          (i) acknowledges, and consents to, the execution of that certain Omnibus Amendment No. 2 (the “Amendment”), of even date herewith, among Timken Receivables Corporation (the “Seller”), The Timken Corporation (“Timken”), the funding sources party thereto as the Financial Institutions, Jupiter Securitization Company LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”);
          (ii) reaffirms all of its obligations under that certain Performance Undertaking dated as of December 18, 2002 (the “Performance Undertaking”) made by the undersigned in favor of the Agent and the Purchasers; and
          (iii) acknowledges and agrees that, after giving effect to the Amendment, such Performance Undertaking remains in full force and effect and is hereby ratified and confirmed.

THE TIMKEN COMPANY
By:
Name:
Title:

COMPANY ASSIGNMENT AGREEMENT
          THIS COMPANY ASSIGNMENT AGREEMENT (this “Assignment Agreement”) is entered into as of August 15, 2007, by and between JUPITER SECURITIZATION COMPANY LLC (the “Assignor”) and PARK AVENUE RECEIVABLES COMPANY, LLC (the “Assignee”).
PRELIMINARY STATEMENTS
          A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(a) of that certain Amended and Restated Receivables Purchase Agreement dated as of December 30, 2005 by and among Timken Receivables Corporation, as Seller (the “Seller”), The Timken Corporation, as the initial Servicer, the Purchasers from time to time party thereto, the Assignor, the Financial Institutions from time to time party thereto and JPMorgan Chase Bank, N.A., as Agent (as amended, restated, supplemented, modified prior to the date hereof, the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Purchase Agreement.
          B. The Assignor is a party to the Purchase Agreement as the “Company” and the Assignee wishes to become the “Company” thereunder.
          C. The Assignor is selling and assigning to Assignee a 100% interest (the “Transferred Percentage”) in all of Assignor’s rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Assignor’s discretionary purchase options and the Capital of Assignor’s Purchaser Interests as set forth herein.
          D. The parties hereto hereby agree as follows:
          1. The sales, transfers and assignments effected by this Assignment Agreement shall become effective (the “Effective Date”) as of the date first written above upon (a) the Agent’s receipt of duly executed signature pages from each of the parties listed on the signature pages hereto and (b) Assignor’s receipt of, from Assignee, in immediately available funds an amount equal to the Transferred Percentage of the outstanding Capital of Assignor and (ii) an amount equal to the Transferred Percentage of (A) all accrued but unpaid (whether or not then due) CP Costs and (B) all accrued but unpaid fees and other costs and expenses payable to the Assignor from the Seller, in each case, as set forth on Schedule I hereto. From and after the Effective Date, the Assignee shall be the “Company” under the Purchase Agreement for all purposes thereof as if the Assignee were an original party thereto in the role of the “Company” thereunder and the Assignee hereby agrees to be bound by all of the terms and provisions contained therein.
          2. At or before 12:00 noon (New York time), on the Effective Date, the Assignor shall be deemed to have sold, transferred and assigned to the Assignee, without recourse, representation or warranty (except as provided in paragraph 4 below), and the Assignee shall be deemed to have hereby irrevocably taken, received and assumed from the Assignor, the Transferred Percentage of the Assignor’s rights and obligations under the Purchase Agreement and the Transaction Documents and the Capital of the Assignor’s Purchaser Interests and all related rights and obligations under the Purchase Agreement and the Transaction Documents.
          3. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party it will execute and deliver such further documents and do such further acts and things as such other party may reasonably requested in order to effect the purposes of this Assignment Agreement.
          4. By executing and delivering this Assignment Agreement, the Assignor and the Assignee confirm to and agree with each other, the Agent and the other Purchasers as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Purchase Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) the Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Seller Party or the performance or observance by any Seller Party of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) the Assignee confirms that it has received a copy of the Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) the Assignee will, independently and without reliance upon the Agent or any Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) the Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (f) the Assignee agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the Transaction Documents, are required to be performed by it as the Company under the Purchase Agreement.
          5. The Assignee represents and warrants to and agrees with the Agent that it is aware of and will comply with the provisions of the Purchase Agreement.
          6. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          7. The Assignee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness for borrowed money of the Assignor, it will not institute against, or join any other Person in instituting against, the

Assignor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

JUPITER SECURITIZATION COMPANY LLC, as the Assignor
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:
	Name:	Mark Connor
	Title:	Vice President

PARK AVENUE RECEIVABLES COMPANY, LLC, as the Assignor
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:
	Name:	Mark Connor
	Title:	Vice President

Conduit Purchaser Assignment Agreement

SCHEDULE I TO COMPANY ASSIGNMENT AGREEMENT
Date: August 15, 2007

	Outstanding
	Capital			Ratable
	(prior to giving	Outstanding Capital		Share (upon giving
	effect to	(upon giving effect		effect to
Assignor	Assignment)	to Assignment)		Assignment)
Jupiter Securitization Company LLC	$ [_________]	$	[_________]	0%

Assignee
Park Avenue Receivables Company, LLC	$0.00	$	[_________]	100%
Total:	$ [_________]	$	[_________]	100.0%
Fees and CP Costs Payable from Park Avenue Receivables Company, LLC to Jupiter Securitization Company LLC:

Facility Fees:	$	[________]

Usage Fees:	$	[________]

CP Costs:	$	[________]

Total:	$	[________]

EXECUTION COPY
OMNIBUS AMENDMENT NO. 3
          This OMNIBUS AMENDMENT NO. 3 (this “Amendment”), dated as of December 28, 2007, is entered into among Timken Receivables Corporation, a Delaware corporation (the “Seller”), The Timken Corporation (“Timken”), an Ohio corporation, as Servicer (in such capacity, the “Servicer”) and as Originator (in such capacity, the “Originator”), the funding sources party hereto as the financial institutions (the “Financial Institutions”), Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as letter of credit issuer (in such capacity, the “L/C Issuer”) and as agent (the “Agent”) for the Purchasers and the L/C Issuer.
WITNESSETH:
          WHEREAS, the Seller, the Servicer, the Purchasers, the L/C Issuer and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”);
          WHEREAS, the Seller and the Originator are parties to that certain Amended and Restated Receivables Sale Agreement, dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “RSA” and together with the RPA, the “Agreements”); and
          WHEREAS the parties hereto desire to amend the Agreements on the terms and conditions set forth below;
          NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the RPA.
          2. Amendment to the RSA. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the RSA is hereby amended as follows:
          (a) Notwithstanding anything in the RSA or any other Transaction Document to the contrary, from and after December 28, 2007, the Seller shall not pay all or part of the “Purchase Price” (as defined in the RSA) of Receivables by causing the Agent to arrange for (i) the issuance by the L/C Issuer of a Letter of Credit in favor of one or more beneficiaries selected by the Originator or (ii) the Modification of any previously issued Letter of Credit to increase the face amount thereof.
          (b) Exhibit III to the RSA is hereby amended and restated in its entirety as Exhibit B hereto.
          3. Amendments to the RPA. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the RPA is hereby amended as follows:

          (a) Notwithstanding anything in the RPA or any other Transaction Document to the contrary, from and after December 28, 2007, no Letters of Credit shall be issued to the Seller pursuant to the RPA. The L/C Issuer shall cease to be a party to the RPA as of December 28, 2007 and, except for rights and obligations arising under provisions of the RPA or any other Transaction Document that expressly survive termination of the RPA or any other Transaction Document with respect to the L/C Issuer, the L/C Issuer shall have no continuing rights or obligations under the RPA or any other Transaction Document.
          (b) Section 7.1(j) of the RPA is hereby amended to add the following to the end of such section:
     Each Seller Party shall cause each of the Collection Accounts and Lockboxes set forth on Exhibit IV hereto to be subject to account control agreements in form and substance satisfactory to the Agent no later than February 11, 2008. Each Seller Party hereby acknowledges and agrees that, notwithstanding any grace period set forth in Section 9.1(a)(iii) hereof, failure to deliver an Account Control Agreement satisfactory to the Agent with respect to any Collection Account or Lockbox set forth on Exhibit IV hereto shall constitute an Amortization Event as of 5:00 p.m. (New York City time) on February 11, 2008.
          (c) Section 9.1(f) of the RPA is hereby amended and restated in its entirety as follows:
     (f) As at the end of any calendar month, (i) the average Delinquency Ratio, with respect to the three months then most recently ended, shall exceed 6.00% or (ii) the average Default Trigger, with respect to the three months then most recently ended, shall exceed 4.0% or (iii) the average Dilution Ratio, with respect to the three months then most recently ended, shall exceed 8.00%.
          (d) The definition of the term “Concentration Limit” set forth in Exhibit I of the RPA is hereby amended by deleting the reference to “DaimlerChrysler, Inc.” appearing therein and deleting the reference to the percentage “9%” set forth opposite such reference.
          (e) The definition of the term “Dilution Percentage” set forth in Exhibit I of the RPA is hereby amended by deleting the percentage “8.0%” appearing in clause (i) of such definition replacing the percentage “10.00%” therefor.
          (f) The definition of the term “L/C Sublimit” set forth in Exhibit I of the RPA is hereby amended by deleting the amount “$100,000,000” appearing therein and replacing the amount “$0” therefor.
          (g) The definition of the term “Liquidity Termination Date” set forth in Exhibit I of the RPA is hereby amended by deleting the date “December 28, 2007” appearing therein and replacing the date “December 26, 2008” therefor.
          (h) Exhibit IV to the RPA is hereby amended and restated in its entirety as Exhibit C hereto.
          4. Representations and Warranties of the Seller. In order to induce the parties hereto to enter into this Amendment, the Seller represents and warrants that:

          (a) The representations and warranties of Seller set forth in Section 5.1 of the RPA, after giving effect to this Amendment, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 4(a) shall be made as of such earlier date.
          (b) The execution and delivery by the Seller of this Amendment has been duly authorized by proper corporate proceedings of the Seller and this Amendment, and the RPA, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          5. Representations and Warranties of Timken. In order to induce the parties hereto to enter into this Amendment, Timken represents and warrants that:
          (a) The representations and warranties of the Servicer and the Originator set forth in Section 5.1 of the RPA and Section 2.1 of the RSA, in each case, after giving effect to this Amendment, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event, Potential Amortization Event, Termination Event or Potential Termination Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA or Section 2.1 of the RSA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 5(a) shall be made as of such earlier date.
          (b) The execution and delivery by Timken of this Amendment has been duly authorized by proper corporate proceedings of Timken and this Amendment, and each Agreements, as amended by this Amendment, constitutes the legal, valid and binding obligation of Timken, enforceable against Timken in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          6. Conditions Precedent. The amendments to the Agreements provided for hereunder shall become effective as of the date above first written upon the Agent’s receipt of each of the following:
(a)	counterparts of this Amendment executed by the Seller, the Servicer, the Originator, each Purchaser and the L/C Issuer; and

(b)	a Reaffirmation of Performance Undertaking in substantially the form attached hereto as Exhibit A hereto, executed by the Performance Guarantor in respect of the Performance Undertaking.
          7. Ratification. Each of the RPA and the RSA, as amended hereby, is hereby ratified, approved and confirmed in all respects.
          8. Reference to the Agreements. From and after the effective date hereof, each reference in any Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to such Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean such Agreement as amended by this Amendment.
          9. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys representing the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.
          10. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          11. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above:

TIMKEN RECEIVABLES CORPORATION, as Seller
By:
Name:
Title:

THE TIMKEN CORPORATION, as Servicer and as Originator
By:
Name:
Title:

PARK AVENUE RECEIVABLES COMPANY LLC By: JPMorgan Chase Bank, N.A., its attorney-in-fact
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent
By:
Name:
Title:

Signature Page to Omnibus Amendment No. 3

EXHIBIT A TO OMNIBUS AMENDMENT NO. 3
FORM OF REAFFIRMATION OF PERFORMANCE UNDERTAKING
(attached)

REAFFIRMATION OF PERFORMANCE UNDERTAKING
December 28, 2007
JPMorgan Chase Bank, N.A., as Agent
c/o J.P. Morgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017
          The undersigned, The Timken Company, hereby:
          (i) acknowledges, and consents to, the execution of that certain Omnibus Amendment No. 3 (the “Amendment”), of even date herewith, among Timken Receivables Corporation (the “Seller”), The Timken Corporation (“Timken”), the funding sources party thereto as the Financial Institutions, Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as letter of credit issuer (the “L/C Issuer”) and as agent (the “Agent”);
          (ii) reaffirms all of its obligations under that certain Performance Undertaking dated as of December 18, 2002 (the “Performance Undertaking”) made by the undersigned in favor of the Agent, the Purchasers and the L/C Issuer; and
          (iii) acknowledges and agrees that, after giving effect to the Amendment, such Performance Undertaking remains in full force and effect and is hereby ratified and confirmed.

THE TIMKEN COMPANY
By:
Name:
Title:

EXHIBIT B TO OMNIBUS AMENDMENT NO. 3
EXHIBIT III TO RSA
[ATTACHED]

Exhibit III
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

		Corresponding Account
Collection Bank Name/Address	Post Office Box Address	Number
The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	P.O. Box 91073 Chicago, IL 60675	69698

The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	P.O. Box 91821 [ADDRESS]	45381

Wachovia Bank, N.A. 301 South College Street One Wachovia Center Charlotte, NC 28288-0013	P.O. Box 751580 Charlotte, NC 28288-0013	2087370809949

Collection Bank Name/ Address	Account Numbers
Mellon Bank, N.A. One Mellon Center Pittsburgh, PA 15258-0001	172-1301

Wachovia Bank, N.A. 301 South College Street One Wachovia Center Charlotte, NC 28288-0013	2018640820944

JPMorgan Chase Bank, N.A. 300 South Riverside Drive, 18th Floor Mail Code IL1-0196 Chicago, IL 60670-0196	628063

EXHIBIT C TO OMNIBUS AMENDMENT NO. 3
EXHIBIT IV TO RPA
[ATTACHED]

Exhibit IV
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

		Corresponding Account
Collection Bank Name/Address	Post Office Box Address	Number
The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	P.O. Box 91073 Chicago, IL 60675	69698

The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	P.O. Box 91821 [ADDRESS]	45381

Wachovia Bank, N.A. 301 South College Street One Wachovia Center Charlotte, NC 28288-0013	P.O. Box 751580 Charlotte, NC 28288-0013	2087370809949

Collection Bank Name/ Address	Account Numbers
Mellon Bank, N.A. One Mellon Center Pittsburgh, PA 15258-0001	172-1301

Wachovia Bank, N.A. 301 South College Street One Wachovia Center Charlotte, NC 28288-0013	2018640820944

JPMorgan Chase Bank, N.A. 300 South Riverside Drive, 18th Floor Mail Code IL1-0196 Chicago, IL 60670-0196	628063

EXECUTION COPY
AMENDMENT NO. 4 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
     This AMENDMENT NO. 4 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of February 6, 2008, is entered into among Timken Receivables Corporation, a Delaware corporation (the “Seller”), The Timken Corporation, an Ohio corporation, as Servicer (in such capacity, the “Servicer”), the funding sources party hereto as the financial institutions (the “Financial Institutions”), Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”) for the Purchasers.
WITNESSETH:
          WHEREAS, the Seller, the Servicer, the Purchasers and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”); and
          WHEREAS the parties hereto desire to amend the RPA on the terms and conditions set forth below;
          NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the RPA.
          2. Amendment to the RPA. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, Section 7.1(j) of the RPA is hereby amended to delete each reference to “February 11, 2008” appearing therein and to replace each such reference with “March 12, 2008”.
          3. Representations and Warranties of the Seller. In order to induce the parties hereto to enter into this Amendment, the Seller represents and warrants that:
          (a) The representations and warranties of Seller set forth in Section 5.1 of the RPA, after giving effect to this Amendment, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 3(a) shall be made as of such earlier date.
          (b) The execution and delivery by the Seller of this Amendment has been duly authorized by proper corporate proceedings of the Seller and this Amendment, and the RPA, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.

          4. Representations and Warranties of the Servicer. In order to induce the parties hereto to enter into this Amendment, the Servicer represents and warrants that:
          (a) The representations and warranties of the Servicer set forth in Section 5.1 of the RPA, after giving effect to this Amendment, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 4(a) shall be made as of such earlier date.
          (b) The execution and delivery by the Servicer of this Amendment has been duly authorized by proper corporate proceedings of the Servicer and this Amendment, and the PA, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          5. Conditions Precedent. The amendment to the RPA provided for hereunder shall become effective as of the date above first written upon the Agent’s receipt of each of the following:
          (a) counterparts of this Amendment executed by the Seller, the Servicer and each Purchaser; and
          (b) a Reaffirmation of Performance Undertaking in substantially the form attached hereto as Exhibit A hereto, executed by the Performance Guarantor in respect of the Performance Undertaking.
          6. Ratification. The RPA, as amended hereby, is hereby ratified, approved and confirmed in all respects.
          7. Reference to the RPA. From and after the effective date hereof, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA as amended by this Amendment.
          8 Costs and Expenses. The Seller agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys representing the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.
          9 CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          10 Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above:

TIMKEN RECEIVABLES CORPORATION, as Seller
By:
Name:
Title:

THE TIMKEN CORPORATION, as Servicer
By:
Name:
Title:

PARK AVENUE RECEIVABLES COMPANY LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent
By:
Name:
Title:

Signature Page to Amendment No. 4 to Amended And Restated Receivables Purchase Agreement

EXHIBIT A TO AMENDMENT NO. 4 TO AMENDED AND RESTATED RECEIVABLES
PURCHASE AGREEMENT
FORM OF REAFFIRMATION OF PERFORMANCE UNDERTAKING
(attached)

REAFFIRMATION OF PERFORMANCE UNDERTAKING
February 6, 2008
JPMorgan Chase Bank, N.A., as Agent
c/o J.P. Morgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017
          The undersigned, The Timken Company, hereby:
          (i) acknowledges, and consents to, the execution of that certain Amendment No. 4 to Amended And Restated Receivables Purchase Agreement (the “Amendment”), of even date herewith, among Timken Receivables Corporation (the “Seller”), The Timken Corporation (“Timken”), the funding sources party thereto as the Financial Institutions, Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as letter of credit issuer (the “L/C Issuer”) and as agent (the “Agent”);
          (ii) reaffirms all of its obligations under that certain Performance Undertaking dated as of December 18, 2002 (the “Performance Undertaking”) made by the undersigned in favor of the Agent, the Purchasers and the L/C Issuer; and
          (iii) acknowledges and agrees that, after giving effect to the Amendment, such Performance Undertaking remains in full force and effect and is hereby ratified and confirmed.

THE TIMKEN COMPANY
By:
Name:
Title:

EXECUTION COPY
AMENDMENT NO. 5 TO AMENDED AND RESTATED RECEIVABLES PURCHASE
AGREEMENT
          This AMENDMENT NO. 5 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 12, 2008, is entered into among Timken Receivables Corporation, a Delaware corporation (the “Seller”), The Timken Corporation, an Ohio corporation, as Servicer (in such capacity, the “Servicer”), the funding sources party hereto as the financial institutions (the “Financial Institutions”), Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”) for the Purchasers.
WITNESSETH:
          WHEREAS, the Seller, the Servicer, the Purchasers and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”); and
          WHEREAS the parties hereto desire to amend the RPA on the terms and conditions set forth below;
          NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the RPA.
          2. Amendment to the RPA. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, Section 7.1(j) of the RPA is hereby amended to delete each reference to “March 12, 2008” appearing therein and to replace each such reference with “March 19, 2008”.
          3. Representations and Warranties of the Seller. In order to induce the parties hereto to enter into this Amendment, the Seller represents and warrants that:
     (a) The representations and warranties of Seller set forth in Section 5.1 of the RPA, after giving effect to this Amendment, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 3(a) shall be made as of such earlier date.
     (b) The execution and delivery by the Seller of this Amendment has been duly authorized by proper corporate proceedings of the Seller and this Amendment, and the RPA, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.

          4. Representations and Warranties of the Servicer. In order to induce the parties hereto to enter into this Amendment, the Servicer represents and warrants that:
     (a) The representations and warranties of the Servicer set forth in Section 5.1 of the RPA, after giving effect to this Amendment, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 4(a) shall be made as of such earlier date.
     (b) The execution and delivery by the Servicer of this Amendment has been duly authorized by proper corporate proceedings of the Servicer and this Amendment, and the PA, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          5. Conditions Precedent. The amendment to the RPA provided for hereunder shall become effective as of the date above first written upon the Agent’s receipt of each of the following:
     (a) counterparts of this Amendment executed by the Seller, the Servicer and each Purchaser; and
     (b) a Reaffirmation of Performance Undertaking in substantially the form attached hereto as Exhibit A hereto, executed by the Performance Guarantor in respect of the Performance Undertaking.
          6. Ratification. The RPA, as amended hereby, is hereby ratified, approved and confirmed in all respects.
          7. Reference to the RPA. From and after the effective date hereof, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA as amended by this Amendment.
          8 Costs and Expenses. The Seller agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys representing the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.
          9 CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          10 Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above:

TIMKEN RECEIVABLES CORPORATION, as Seller
By:
Name:
Title:

THE TIMKEN CORPORATION, as Servicer
By:
Name:
Title:

PARK AVENUE RECEIVABLES COMPANY LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent
By:
Name:
Title:

Signature Page to Amendment No. 5 to Amended And Restated Receivables Purchase Agreement

EXHIBIT A TO AMENDMENT NO. 4 TO AMENDED AND RESTATED RECEIVABLES
PURCHASE AGREEMENT
FORM OF REAFFIRMATION OF PERFORMANCE UNDERTAKING
(attached)

REAFFIRMATION OF PERFORMANCE UNDERTAKING
March 12, 2008
JPMorgan Chase Bank, N.A., as Agent
c/o J.P. Morgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017
          The undersigned, The Timken Company, hereby:
          (i) acknowledges, and consents to, the execution of that certain Amendment No. 5 to Amended And Restated Receivables Purchase Agreement (the “Amendment”), of even date herewith, among Timken Receivables Corporation (the “Seller”), The Timken Corporation (“Timken”), the funding sources party thereto as the Financial Institutions, Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as letter of credit issuer (the “L/C Issuer”) and as agent (the “Agent”);
          (ii) reaffirms all of its obligations under that certain Performance Undertaking dated as of December 18, 2002 (the “Performance Undertaking”) made by the undersigned in favor of the Agent, the Purchasers and the L/C Issuer; and
          (iii) acknowledges and agrees that, after giving effect to the Amendment, such Performance Undertaking remains in full force and effect and is hereby ratified and confirmed.

THE TIMKEN COMPANY
By:
Name:
Title:

EXECUTION COPY
AMENDMENT NO. 6 TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
          This AMENDMENT NO. 6 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 19, 2008, is entered into among Timken Receivables Corporation, a Delaware corporation (the “Seller”), The Timken Corporation (“Timken”), an Ohio corporation, as Servicer (in such capacity, the “Servicer”) and as Originator (in such capacity, the “Originator”), the funding sources party hereto as the financial institutions (the “Financial Institutions”), Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”) for the Purchasers.
WITNESSETH:
          WHEREAS, the Seller, the Servicer, the Purchasers and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”); and
          WHEREAS, the parties hereto desire to amend the RPA as set forth below;
          NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the RPA.
          2. Amendment to the RPA. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the RPA is hereby amended as follows:
          (a) Article I of the RPA is amended to add the following as a new Section 1.5 thereto:
     Section 1.5 Calculation and Computation of Receivables. Notwithstanding other provisions in this Agreement and for the avoidance of doubt, U.S. Auto Receivables shall be disregarded for the purposes of calculating the following:
(i)	Default Trigger;

(ii)	Delinquency Ratio;

(iii)	Dilution Ratio;

(iv)	Dilution Reserve;

(v)	Disputed Ratio;

(vi)	Loss Reserve;

(vii)	Net Receivables Balance; and

(viii)	Yield and Servicer Reserve.
          (b) Section 2.6 of the RPA is amended and restated in its entirety to read as follows:
     Section 2.6 Maximum Effective Receivables Interests. Seller shall ensure that (i) the Effective Receivables Interests shall at no time exceed 100%, (ii) the aggregate Exposure does not exceed the Purchase Limit and (iii) so long as the Maximum Amount Condition exists, the Aggregate Unpaids does not exceed $200,000,000. If, on any date of determination, (i) the Effective Receivables Interests exceeds 100%, (ii) the Exposure exceeds the Purchase Limit or (iii) at any time the Maximum Amount Condition exists, the Aggregate Unpaids exceeds $200,000,000, then, Seller shall pay to the Agent within one (1) Business Day an amount necessary to (x) reduce the Exposure to the Purchase Limit, (y) reduce the Effective Receivable Interest to 100% or (z) reduce the Aggregate Unpaids to $200,000,00, as applicable. Notwithstanding payment to the Agent in accordance with this Section 2.6, Discount and CP Costs shall continue to accrue on the full amount of Capital outstanding until such payment is applied on the next succeeding Settlement Date. For purposes of this Section 2.6, the “Maximum Amount Condition” shall be deemed to exist at any time that the maximum amount of all “Indebtedness” (as opposed to the maximum amount of all principal “Indebtedness”) that may be incurred pursuant to Section 8.03(c)(F)(i) of the Credit Agreement is limited to $200,000,000.
          (c) Section 5.1 of the RPA is amended to add the following as a new clause (x) thereto:
     (x) Remittances of Collections. Each remittance of Collections by the Seller to any Purchaser or the Agent (each a “Transferee”) under this Agreement will have been (i) in payment of a debt incurred by the Seller in the ordinary course of business or financial affairs of the Seller and such Transferee and (ii) made in the ordinary course of business or financial affairs of the Seller and such Transferee.
          (d) Section 6.2(a)(i) of the RPA is amended to delete the reference to “Monthly Report” appearing therein and to replace such reference with “Report”.
          (e) Section 6.2(a)(ii) of the RPA is amended and restated in its entirety to read as follows:
     (ii) if Rating Level I or Rating Level II is in effect, upon the Agent’s request, the Servicer shall have delivered to the Agent at least three (3) days prior to such Credit Event an interim Weekly Report or Monthly Report, as applicable, showing the amount of Eligible Receivables, provided that the Agent may not require that such interim Weekly Reports or Monthly Reports, as applicable, be delivered more frequently than once each week unless an Amortization Event (or a Potential Amortization Event of the type contemplated in Section 9.1(f)(x)) has occurred;
          (f) Section 8.5 of the RPA is amended and restated in its entirety to read as follows:
     Section 8.5 Reports. The Servicer shall prepare and forward to the Agent (i) on each Report Date and at such times as the Agent shall request, a Report and (ii) at such times as the Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables.
          (g) Section 9.1(f)(i) of the RPA is amended to delete the percentage “6.00%” appearing therein and to replace such percentage with the percentage “5.0%”
          (h) Section 9.1(f)(ii) of the RPA is amended and restated in its entirety to read as follows:
     (ii) the average Default Trigger, with respect to the three months then most recently ended, shall exceed (A) in respect of any calendar month ending on or before May 31, 2009, 5.25% or (B) thereafter, 3.5% or
          (i) Section 9.1(f) of the RPA is amended to (i) delete the period at the end of clause (iii) thereto and to replace such period with the word “or” and (ii) add the following as a new clause (iv) thereto:
     (iv) the average Disputed Ratio, with respect to the three months then most recently ended, shall exceed 12.0% and the Disputed Amount shall be greater than or equal to $55,000,000 at the end of such calendar month; provided that in the case of any of the foregoing, (x) during the period from the end of such calendar month to the date (the “Reporting Date”) the Report in respect of such calendar month is required to be delivered in accordance with Section 8.5, the same shall constitute a Potential Amortization Event, and (y) from and after the Reporting Date, the same shall constitute an Amortization Event.
          (j) Article X of the RPA is amended to add the following as a new Section 10.4 thereto:
     Section 10.4 Accounting Based Consolidation Event. (a) If an Accounting Based Consolidation Event shall at any time occur then, upon demand by the Agent, Seller shall pay to the Agent, for the benefit of the relevant Affected Entity, such amounts as such Affected Entity reasonably determines will compensate or reimburse such Affected Entity for any resulting (i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Affected Entity, (ii) reduction in the rate of return on such Affected Entity’s capital or reduction in the amount of any sum received or receivable by such Affected Entity or (iii)

internal capital charge or other imputed cost determined by such Affected Entity to be allocable to Seller or the transactions contemplated in this Agreement in connection therewith (collectively, “Accounting Based Consolidation Event Charges”). Amounts under this Section 10.4 may be demanded at any time without regard to the timing of issuance of any financial statement by the Company or by any Affected Entity.
     (b) Notwithstanding anything to the contrary in Sections 10.4(a) above, the Seller’s reimbursement liabilities in respect of Accounting Based Consolidation Event Charges for any Accrual Period shall not exceed the Maximum Reimbursement Amount in respect of such Accrual Period.
     (c) For purposes of this Section 10.4, the following terms shall have the following meanings:
     “Accounting Based Consolidation Event” means the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of the Company that are subject to this Agreement or any other Transaction Document with all or any portion of the assets and liabilities of an Affected Entity. An Accounting Based Consolidation Event shall be deemed to occur on the date any Affected Entity shall acknowledge in writing that any such consolidation of the assets and liabilities of the Company shall occur.
     “Affected Entity” means (i) any Financial Institution, (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to the Company, (iii) any agent, administrator or manager of the Company, or (iv) any bank holding company in respect of any of the foregoing.
     “Maximum Reimbursement Amount” means, in respect of any Accrual Period, the positive difference (if any) between:
     (i) the aggregate amount of Yield that would be payable to the Financial Institutions in respect of such Accrual Period if all of the Purchaser Interests were funded during such Accrual Period by the Financial Institutions at the LIBO Rate (as calculated for a Tranche Period equal to such Accrual Period)
     minus
     (ii) the sum of
     (A) the aggregate amount of Yield and CP Costs actually payable to the Purchasers during such Accrual Period;
     plus

     (B) the aggregate “Used Fee” payable in respect of such Accrual Period.”
          (k) Article XII of the RPA is amended to add the following as a new Section 12.4 thereto:
     Section 12.4 Federal Reserve. Notwithstanding any other provision of this Agreement to the contrary, any Financial Institution may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, any Purchaser Interest and any rights to payment of Capital and Yield) under this Agreement to secure obligations of such Financial Institution to a Federal Reserve Bank, without notice to or consent of the Seller or the Agent; provided that no such pledge or grant of a security interest shall release a Financial Institution from any of its obligations hereunder, or substitute any such pledgee or grantee for such Financial Institution as a party hereto.
          (l) Section 14.11(b) of the RPA is amended to add the following sentence to the end thereof:
     The parties agree that this Agreement shall terminate on the date following the Agent’s delivery of a notice to the Seller that the Amortization Date has occurred and all Aggregate Unpaids have been indefeasibly paid in full.
          (m) Clause (iv) of the definition of “Amortization Date” in Exhibit I to the RPA is amended to delete the phrase “30 Business Days” appearing therein and to replace such phrase with the phrase “10 days”.
          (n) The definition of “Default Rate” in Exhibit I to the RPA is amended to delete the percentage “2%” appearing therein and to replace such percentage with the percentage “2.50%”.
          (o) Clause (i)(a) of the definition of “Eligible Receivable” in Exhibit I to the RPA is amended to delete the percentage “7.5%” appearing therein and to replace such percentage with the percentage “3.0%”.
          (p) The definition of “Eligible Receivable” in Exhibit I to the RPA is amended to (i) delete the word “and” appearing at the end of clause (xviii) thereto, (ii) delete the period at the end of clause (xix) thereto and to replace such period with a semi-colon followed by the word “and” and (iii) add the following as a new clause (xx) thereto:
          (xx) which is not a U.S. Auto Receivable.
          (q) The definition of “LIBO Rate” in Exhibit I to the RPA is amended to (i) delete the phrase “Reuters Screen FRBD” appearing therein and to replace such phrase with the phrase “Reuters BBA Libor Rates Page 3750” and (ii) delete the percentage “2.00%” appearing therein and to replace such percentage with the percentage “2.50%”.
          (r) The definition of “Liquidity Termination Date” in Exhibit I to the RPA is amended to delete the date “December 26, 2008” appearing therein and to replace such date with the date “December 18, 2009”.
          (s) The definition of “Loss Reserve Floor” in Exhibit I to the RPA is amended to delete the percentage “12%” appearing therein and to replace such percentage with the percentage “14%”.
          (t) Exhibit I to the RPA is amended to add the following definitions thereto and, where applicable, replace the corresponding previously existing definitions:
     “Applicable Loss Horizon Period” means, at any time, (a) if Rating Level I is in effect, the four and one half months most recently ended and (b) if Rating Level II or Rating Level III is in effect, the three and one half months most recently ended.
     “Applicable Stress Factor” means, at any time, the amount set forth below based upon the applicable Rating Level at such time:

Rating Level	Applicable Stress Factor
Rating Level I	2.0
Rating Level II	2.25
Rating Level III	2.5
     “Concentration Limit” means, at any time, for any Obligor, 3% of the aggregate Outstanding Balance of Eligible Receivables at such time, or such other amount (a “Special Concentration Limit”) for such Obligors as the Agent may, in its sole and absolute discretion following a written request therefor by the Seller, designate from time to time; provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Company or the Required Financial Institutions may, upon not less than three Business Days’ notice to Seller, cancel any Special Concentration Limit.
     As of December 19, 2008, Caterpillar Inc. is the only Obligor with a Special Concentration Limit.
     As of December 19, 2008, the Special Concentration Limit for Caterpillar Inc. shall be 6% of the Outstanding Balance of Eligible Receivables; provided,

that if Caterpillar Inc.’s senior unsecured long-term non-credit enhanced debt is not (x) rated A or better by S&P and (y) rated A2 or better by Moody’s, the “Concentration Limit” in respect of Caterpillar Inc. shall mean 3% of the aggregate Outstanding Balance of Eligible Receivables.
     “Daily Report” means a daily report, in a form agreed upon by the Servicer and the Agent from time to time (appropriately completed), furnished by the Servicer to the Agent pursuant to Section 8.5.
     “Dilution Percentage” means, with respect to any month, a percentage equal to the greater of (i) 10.00% and

(ii)	[	(ASF x ED)	+	{	(DS — ED)	x	DS	}	]	x	DHR

ED

where:
ASF	=	the Applicable Stress Factor;
ED	=	the Expected Dilution Ratio at such time;
DS	=	the Dilution Spike Ratio at such time; and
DHR	=	the Dilution Horizon Ratio at such time.
     “Disputed Ratio” means, the ratio (expressed as a percentage) with respect to any month, equal to (i) the Disputed Amount as of the last day of such month, divided by (ii) the aggregate Outstanding Balance of all Receivables as of the last day of such month.
     “Loss Horizon Ratio” means, the ratio (expressed as a percentage) at any time equal to (i) the sum of (A) the aggregate Original Balance of Receivables generated by the Originator during the Applicable Loss Horizon Period then most recently ended, plus (B) an amount equal to one-half the aggregate Original Balance of Receivables generated by the Originator during the month immediately preceding the earliest month included in clause (A) above, divided by (ii) the aggregate Outstanding Balance of Eligible Receivables as of the end of the most recently ended month.
     “Loss Percentage” means, on any date, the greater of (i) the Loss Reserve Floor and (ii) the product of (a) the Applicable Stress Factor, (b) the Loss Ratio at such date and (c) the Loss Horizon Ratio at such date.
     “Moody’s” means Moody’s Investors Service, Inc.
     “Prime Rate” means, for any day, a rate per annum equal to the greatest of (a) the rate of interest per annum publicly announced from time to time by JPMorgan as its prime rate in effect at its principal office in New York City (the

“Base Rate”); (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the LIBO Rate for a one month Tranche Period at approximately 11:00 a.m. London time on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 2.50%. Any change in the Prime Rate due to a change in the Base Rate, the Federal Funds Effective Rate or the LIBO Rate shall be effective from and including the effective date of such change in the Base Rate, the Federal Funds Effective Rate or the LIBO Rate, respectively.
     “Rating Level” means, any of the following based upon the Debt Rating of the Performance Guarantor then in effect; provided, however, that if the ratings established or deemed to have been established by S&P and Moody’s, respectively, fall within different levels, the Rating Level will be based on the lower of the two ratings:

Rating Level	Rating by S&P/Moody’s

Rating Level I	Greater than or equal to BBB- and Baa3

Rating Level II	Less than BBB- and Baa3, but greater than or equal to BB/Ba2

Rating Level III	Less than BB and Ba2 or unrated
     “Report” means,
     (i) if Rating Level I is in effect, a Monthly Report;
     (ii) if Rating Level II is in effect, a Weekly Report; and
     (iii) if Rating Level III is in effect, a Daily Report.
     “Report Date” means:
     (i) if Rating Level I is in effect, the fifteenth (15th) day of each month;
     (ii) if Rating Level II is in effect, the last Business Day of each week; and
     (iii) if Rating Level III is in effect, each Business Day.
     “S&P” means Standard & Poor’s Rating Services, a division of McGraw-Hill Companies, Inc.
     “U.S. Auto Receivable” means, any Receivable, the Obligor of which is either General Motors Corp., Chrysler LLC, or any of their respective Affiliates.

          (u) Schedule A to the RPA is amended and restated in its entirety to read as set forth on Annex X hereto.
          3. Conditions Precedent. The amendments to the RPA provided for hereunder shall become effective as of the date above first written upon the Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Agent:
          (a) executed counterparts of this Amendment executed by the authorized signatories of each of the parties hereto;
          (b) executed counterparts of the Fourth Amended and Restated Fee Letter of even date herewith executed by the authorized signatories of each of the parties thereto;
          (c) a Reaffirmation of Performance Undertaking in substantially the form attached hereto as Exhibit A hereto, executed by the Performance Guarantor in respect of the Performance Undertaking; and
          (d) payment in full of all fees and reasonable expenses due to the Agent with respect to this Amendment (including, without limitation, reasonable fees and disbursements of legal counsel) for which an invoice has been received at least two (2) Business Days prior to the date of this Amendment.
          4. Representations and Warranties of the Seller. In order to induce the parties hereto to enter into this Amendment, the Seller represents and warrants that:
     (a) The representations and warranties of Seller set forth in Section 5.1 of the RPA, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 6(a) shall be made as of such earlier date.
     (b) The execution and delivery by the Seller of this Amendment has been duly authorized by proper corporate proceedings of the Seller and this Amendment, and the RPA, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          8. Representations and Warranties of Timken. In order to induce the parties hereto to enter into this Amendment, Timken represents and warrants that:
     (a) The representations and warranties of the Servicer and the Originator set forth in Section 5.1 of the RPA, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event,

Potential Amortization Event, Termination Event or Potential Termination Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 7(a) shall be made as of such earlier date.
     (b) The execution and delivery by Timken of this Amendment has been duly authorized by proper corporate proceedings of Timken and this Amendment, and the RPA, as amended by this Amendment, constitutes the legal, valid and binding obligation of Timken, enforceable against Timken in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          9. Ratification. The RPA, as amended hereby, is hereby ratified, approved and confirmed in all respects.
     10. Reference to the RPA. From and after the effective date hereof, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA as amended by this Amendment.
     11. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys representing the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.
     12. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
     13. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized signatories as of the date first above written:

TIMKEN RECEIVABLES CORPORATION, as Seller
By:
Name:
Title:

THE TIMKEN CORPORATION, as Servicer and as Originator
By:
Name:
Title:

PARK AVENUE RECEIVABLES COMPANY, LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent
By:
Name:
Title:

Signature Page to
Amendment No. 6 to Amended and Restated Receivables Purchase Agreement

EXHIBIT A TO AMENDMENT NO. 6 TO AMENDED AND RESTATED RECEIVABLES
PURCHASE AGREEMENT
FORM OF REAFFIRMATION OF PERFORMANCE UNDERTAKING
(attached)

REAFFIRMATION OF PERFORMANCE UNDERTAKING
December 19, 2008
JPMorgan Chase Bank, N.A., as Agent
c/o J.P. Morgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017
          The undersigned, The Timken Company, hereby:
          (i) acknowledges, and consents to, the execution of that certain Amendment No. 6 to Amended and Restated Receivables Purchase Agreement (the “Amendment”), of even date herewith, among Timken Receivables Corporation (the “Seller”), The Timken Corporation (“Timken”), the funding sources party thereto as the Financial Institutions, Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”);
          (ii) reaffirms all of its obligations under that certain Performance Undertaking dated as of December 18, 2002 (the “Performance Undertaking”) made by the undersigned in favor of the Agent, the Purchasers and the L/C Issuer; and
          (iii) acknowledges and agrees that, after giving effect to the Amendment, such Performance Undertaking remains in full force and effect and is hereby ratified and confirmed.

THE TIMKEN COMPANY
By:
Name:
Title:

Signature Page to
Reaffirmation of Performance Undertaking

ANNEX X TO AMENDMENT NO. 6 TO AMENDED AND RESTATED RECEIVABLES
PURCHASE AGREEMENT
SCHEDULE A
(attached)

SCHEDULE A
COMMITMENTS OF FINANCIAL INSTITUTIONS

Financial Institution	Commitment
JPMorgan Chase Bank, N.A.	$175,000,000

EXECUTION COPY
OMNIBUS AMENDMENT NO. 4
          This OMNIBUS AMENDMENT NO. 4 (this “Amendment”), dated as of February 16, 2009, is entered into among Timken Receivables Corporation, a Delaware corporation (the “Seller”), The Timken Corporation (“Timken”), an Ohio corporation, as Servicer (in such capacity, the “Servicer”) and as Originator (in such capacity, the “Originator”), the funding sources party hereto as the financial institutions (the “Financial Institutions”), Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”) for the Purchasers.
WITNESSETH:
          WHEREAS, the Seller, the Servicer, the Purchasers and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “RPA”);
          WHEREAS, the Seller and the Originator are parties to that certain Amended and Restated Receivables Sale Agreement, dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “RSA” and, together with the RPA, the “Agreements”); and
          WHEREAS the parties hereto desire to amend the Agreements as set forth below;
          NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the RPA.
          2. Amendments to the RSA. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the RSA is hereby amended as follows:
     (a) The definition of “Excluded Receivable” appearing in Exhibit I to the RSA is hereby amended and restated in its entirety to read as follows:
          “Excluded Receivable” means any indebtedness or other obligations owed to the Originator by (x) Autozone, Inc. in connection with the sale of goods or the rendering of services by Originator to Autozone, Inc. arising on and after June 4, 2007 and (y) General Parts International, Inc. in connection with the sale of goods or the rendering of services by Originator to General Parts International, Inc.
          3. Amendments to the RPA. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the RPA is hereby amended as follows:

     (a) The definition of “Excluded Receivable” appearing in Exhibit I to the RPA is hereby amended and restated in its entirety to read as follows:
          “Excluded Receivable” means any indebtedness or other obligations owed to the Originator by (x) Autozone, Inc. in connection with the sale of goods or the rendering of services by Originator to Autozone, Inc. arising on and after June 4, 2007 and (y) General Parts International, Inc. in connection with the sale of goods or the rendering of services by Originator to General Parts International, Inc.
          4. Representations and Warranties of the Seller. In order to induce the parties hereto to enter into this Amendment, the Seller represents and warrants that:
     (a) The representations and warranties of Seller set forth in Section 5.1 of the RPA, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 4(a) shall be made as of such earlier date.
     (b) The execution and delivery by the Seller of this Amendment has been duly authorized by proper corporate proceedings of the Seller and this Amendment, and the RPA, as amended by this Amendment, each constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          5. Representations and Warranties of Timken. In order to induce the parties hereto to enter into this Amendment, Timken represents and warrants that:
     (a) The representations and warranties of the Servicer and the Originator set forth in Section 5.1 of the RPA and Section 2.1 of the RSA, in each case, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event, Potential Amortization Event, Termination Event or Potential Termination Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA or Section 2.1 of the RSA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 5(a) shall be made as of such earlier date.
     (b) The execution and delivery by Timken of this Amendment has been duly authorized by proper corporate proceedings of Timken and this Amendment, and each Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of Timken, enforceable against Timken in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          6. Conditions Precedent. The amendments to the Agreements provided for hereunder shall become effective as of the date above first written upon the Agent’s receipt of each of the following:
     (a) counterparts of this Amendment executed by the Seller, the Servicer, the Originator and each Purchaser; and
     (b) a Reaffirmation of Performance Undertaking in substantially the form attached hereto as Exhibit A hereto, executed by the Performance Guarantor in respect of the Performance Undertaking.
          7. Ratification. Each of the RPA and the RSA, as amended hereby, is hereby ratified, approved and confirmed in all respects.
          8. Reference to the Agreements. From and after the effective date hereof, each reference in any Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to such Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean such Agreement as amended by this Amendment.
          9. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys representing the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.
          10. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          11. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above:

TIMKEN RECEIVABLES CORPORATION, as Seller
By:	/s/ Glenn A. Eisenberg
	Name:	Glenn A. Eisenberg
	Title:	President

THE TIMKEN CORPORATION, as Servicer and as Originator
By:	/s/ Glenn A. Eisenberg
	Name:	Glenn A. Eisenberg
	Title:	Executive Vice President — Finance and Administration

PARK AVENUE RECEIVABLES COMPANY, LLC By: JPMorgan Chase Bank, N.A., its attorney-in-fact
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent
By:
Name:
Title:

Signature Page to
Omnibus Amendment No. 4

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above:

TIMKEN RECEIVABLES CORPORATION, as Seller
By:
Name:
Title:

THE TIMKEN CORPORATION, as Servicer and as Originator
By:
Name:
Title:

PARK AVENUE RECEIVABLES COMPANY, LLC By: JPMorgan Chase Bank, N.A., its attorney-in-fact
By:	/s/ Trisha Lesch
	Name:	Trisha Lesch
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent
By:	/s/ Trisha Lesch
	Name:	Trisha Lesch
	Title:	Vice President

Signature Page to
Omnibus Amendment No. 4

EXHIBIT A TO OMNIBUS AMENDMENT NO. 4
FORM OF REAFFIRMATION OF PERFORMANCE UNDERTAKING
(attached)

REAFFIRMATION OF PERFORMANCE UNDERTAKING
February 16, 2009
JPMorgan Chase Bank, N.A., as Agent
c/o J.P. Morgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017
          The undersigned, The Timken Company, hereby:
          (i) acknowledges, and consents to, the execution of that certain Omnibus Amendment No. 4 (the “Amendment”), of even date herewith, among Timken Receivables Corporation (the “Seller”), The Timken Corporation (“Timken”), the funding sources party thereto as the Financial Institutions, Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”);
          (ii) reaffirms all of its obligations under that certain Performance Undertaking dated as of December 18, 2002 (the “Performance Undertaking”) made by the undersigned in favor of the Agent and the Purchasers; and
          (iii) acknowledges and agrees that, after giving effect to the Amendment, such Performance Undertaking remains in full force and effect and is hereby ratified and confirmed.

THE TIMKEN COMPANY
By:
Name:
Title:

EXECUTION COPY
          This WAIVER AND AMENDMENT NO. 7 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of November 16, 2009, is entered into among Timken Receivables Corporation, a Delaware corporation (the “Seller”), The Timken Corporation (“Timken”), an Ohio corporation, as Servicer (in such capacity, the “Servicer”) and as Originator (in such capacity, the “Originator”), the funding sources party hereto as the financial institutions (the “Financial Institutions”), Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”) for the Purchasers.
WITNESSETH:
          WHEREAS, the parties hereto are parties to the Amended and Restated Receivables Purchase Agreement dated as of December 30, 2005 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “RPA”); and
          WHEREAS, the parties hereto have agreed to amend and modify the RPA as set forth below;
          NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the RPA.
          2. Amendments to the RPA. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the RPA is hereby amended as follows:
     (a) Section 1.2 of the RPA is hereby amended by replacing the references to (i) “Discount” with “Yield” and (ii) “the Prime Rate” with “a rate equal to the Prime Rate plus 2.25% per annum”.
     (b) Article I of the RPA is hereby amended to delete the following text added by Amendment No. 6 to the Amended and Restated Receivables Purchase Agreement, dated as of December 19, 2008, among the parties hereto, from such article in its entirety:
     Section 1.5 Calculation and Computation of Receivables. Notwithstanding other provisions in this Agreement and for the avoidance of doubt, U.S. Auto Receivables shall be disregarded for the purposes of calculating the following:
     (i) Default Trigger;
     (ii) Delinquency Ratio;
     (iii) Dilution Ratio;
     (iv) Dilution Reserve;

     (v) Disputed Ratio;
     (vi) Loss Reserve;
     (vii) Net Receivables Balance; and
     (viii) Yield and Servicer Reserve.
     (c) For purposes of clarification, at all times since December 30, 2005, the RPA has included the following Section 1.5, which is hereby amended and restated as follows:
     Section 1.5 Payment Requirements. All amounts to be paid or deposited by any Seller Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Chicago time) on the day when due in immediately available funds, and if not received before 11:00 a.m. (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser, they shall be paid to the Agent, for the account of such Purchaser, at 1 Chase Tower, Chicago, Illinois 60670 until otherwise notified by the Agent. Upon notice to Seller, the Agent may debit the Facility Account for all amounts due and payable hereunder. All computations of Yield, per annum fees calculated as part of any CP Costs, per annum fees hereunder and per annum fees under the Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed (other than computations of Yield calculated based on the Base Rate or the Federal Funds Effective Rate, which shall be made on the basis of a year of 365/6 days for the actual number of days elapsed). If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.
     (d) Section 2.6 of the RPA is hereby amended and restated in its entirety to read as follows:
     Section 2.6 Maximum Effective Receivables Interests. Seller shall ensure that (i) the Effective Receivables Interests shall at no time exceed 100%, and (ii) the aggregate Exposure does not exceed the Purchase Limit. If, on any date of determination, (i) the Effective Receivables Interests exceeds 100% or (ii) the Exposure exceeds the Purchase Limit, then, Seller shall pay to the Agent within one (1) Business Day an amount necessary to (x) reduce the Exposure to the Purchase Limit or (y) reduce the Effective Receivable Interest to 100%. Notwithstanding payment to the Agent in accordance with this Section 2.6, as applicable, Discount and CP Costs shall continue to accrue on the full amount of Capital outstanding until such payment is applied on the next succeeding Settlement Date.
     (e) The first two sentences of Section 4.1 of the RPA are hereby respectively amended and restated in their entirety to read as follows:
     Each Purchaser Interest of the Financial Institutions shall accrue Yield for each day during its Tranche Period at the applicable Discount Rate in accordance with the terms and conditions hereof. Until Seller gives notice to the Agent of another Discount Rate in accordance with Section 4.4, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be equal to the Prime Rate plus 2.25% per annum.
     (f) Sections 4.4 and 4.5 of the RPA are hereby respectively amended and restated in their entirety to read as follows:
     Section 4.4 Financial Institution Discount Rates. Seller may select the applicable Discount Rate for each Purchaser Interest of the Financial Institutions. Seller shall by 11:00 a.m. (Chicago time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Prime Rate is being requested as a new Discount Rate, give the Agent irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche. Until Seller gives notice to the Agent of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof or any Liquidity Agreement shall be equal to the Prime Rate plus 2.25% per annum.
     Section 4.5 Suspension of the LIBO Rate. If any Financial Institution notifies the Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at such LIBO Rate, then the Agent shall suspend the availability of such LIBO Rate and require Seller to select the Prime Rate plus 2.25% per annum as the Discount Rate for any Purchaser Interest accruing Yield at such LIBO Rate.
     (g) Section 6.2 of the RPA is amended by (i) deleting the word “and” appearing at the end of clause (iv) of such section, (ii) replacing the “.” at the end of clause (v) of such section and replacing it with “; and” and (iii) inserting the following new clause (vi) immediately after the end of clause (v):
     (vi) the Seller shall have delivered evidence reasonably satisfactory to the Agent that each of the Collection Accounts maintained at JPMorgan Chase Bank, N.A. and The Northern Trust Company is titled in the name of the Seller.
     (h) Section 7.1(b) of the RPA is amended by adding the following clause (vii) to the end of such section:
     (vii) Appointment of Independent Director. The decision to appoint a new director of the Seller as the “Independent Director” for purposes of this Agreement, such notice to be issued not less than ten (10) days prior to the effective date of such appointment and to certify that the designated Person satisfies the criteria set forth in the definition herein of “Independent Director.”
     (i) Section 7.1(i)(F) of the RPA is amended and restated in its entirety as follows:
     (F) at all times have a Board of Directors consisting of three members, at least one member of which is an Independent Director; provided that in the case of any Independent Director having become incapacitated, died or resigned without adequate prior notice to the Seller, such event shall not constitute a breach of this Section 7.1(i)(F) unless the Seller shall have failed to appoint a replacement Independent Director meeting the requirements of this Agreement within a period of fifteen days following such death or resignation;
     (j) Section 9.1(f)(iii) of the RPA is amended and restated in its entirety as follows:
     (iii) the average Dilution Ratio, with respect to the three months then most recently ended, shall exceed (A) in respect of any calendar month ending on or before March 31, 2010, 10.00% and (B) thereafter, 8.00%
     (k) Section 9.1 of the RPA is amended by adding the following clause (m) to the end of such section:
     (m) Any Person shall be appointed as an Independent Director of the Seller without prior notice thereof having been given to the Agent in accordance with Section 7.1(b)(vii) or without the written acknowledgement by the Agent that such Person conforms, to the satisfaction of the Agent, with the criteria set forth in the definition herein of “Independent Director.”
     (l) The definition of “Concentration Limit” in Exhibit I to the RPA is amended and restated in its entirety to read as follows:
     “Concentration Limit” means, at any time, for any Obligor, 3.5% of the aggregate Outstanding Balance of Eligible Receivables at such time, or such other amount (a “Special Concentration Limit”) for such Obligors as the Agent may, in its sole and absolute discretion following a written request therefor by the Seller, designate from time to time; provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Company or the Required Financial Institutions may, upon not less than three Business Days’ notice to Seller, cancel any Special Concentration Limit that exceeds 3.5% of the aggregate Outstanding Balance of Eligible Receivables.
     As of November 16, 2009, the Special Concentration Limit for each of the following Obligors shall be the percentage of the aggregate Outstanding Balance of Eligible Receivables listed opposite such Obligor’s name:

Obligor	Special Concentration Limit
Applied Industrial Technologies	6% of the Outstanding Balance of Eligible Receivables

Obligor	Special Concentration Limit
Caterpillar Inc.	6% of the Outstanding Balance of Eligible Receivables; provided, that if, at any time, Caterpillar Inc.’s senior unsecured long-term non-credit enhanced debt is not (x) rated A or better by S&P and (y) rated A2 or better by Moody’s, the “Concentration Limit” in respect of Caterpillar Inc. shall mean 3.5% of the aggregate Outstanding Balance of Eligible Receivables at such time

General Dynamics	8% of the Outstanding Balance of Eligible Receivables

Robert Bosch LLC	8% of the Outstanding Balance of Eligible Receivables
     (m) The definition of “Credit Agreement” in Exhibit I to the RPA is amended and restated in its entirety to read as follows:
     “Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of July 10, 2009 among the Performance Guarantor, certain subsidiary guarantors from time to time party thereto, Bank of America, N.A. and KeyBank National Association, as Co-Administrative Agents, the “Lenders” from time to time party thereto and the other “agents” and “arrangers” party thereto, and the lenders from time to time party thereto, as the same may from time to time be amended or modified (i) for purposes of Section 9.3(b) hereof, in accordance with the terms set forth in Part C of Schedule C hereto, or (ii) in any other respect, in accordance with the terms of the Credit Agreement.
     (n) The definition of “Default Rate” in Exhibit I to the RPA is amended by deleting the percentage “2.50%” appearing therein and replacing such percentage with the percentage “4.25%”.
     (o) The definition of “Discount Rate” in Exhibit I to the RPA is amended and restated in its entirety to read as follows:
     “Discount Rate” means, (i) the Prime Rate plus 2.25% per annum or (ii) the LIBO Rate, as applicable, with respect to each Purchaser Interest of the Financial Institutions. Notwithstanding the foregoing, if an Amortization Event has occurred and is continuing, the “Discount Rate” shall equal the Default Rate.
     (p) The definition of “Disputed Ratio” in Exhibit I to the RPA is amended and restated in its entirety to read as follows:
     “Disputed Ratio” means, the ratio (expressed as a percentage) with respect to any month, equal to (i) the Outstanding Balance of all Disputed Receivables as of the last day of such month, divided by (ii) the aggregate Outstanding Balance of all Receivables as of the last day of such month.
     (q) The definition of “Eligible Receivable” in Exhibit I to the RPA is amended by deleting the percentage “3.0%” appearing in clause (i) of such definition and replacing such percentage with the percentage “3.5%”.

     (r) The definition of “Eligible Receivable” in Exhibit I to the RPA is further amended to (i) insert the word “and” at the end of clause (xviii) thereto and (ii) insert a period at the end of clause (xix).
     (s) The definition of “Eligible Receivable” in Exhibit I to the RPA is further amended by deleting clause (xx) of such definition in its entirety.
     (t) The definition of “Independent Director” in Exhibit I to the RPA is amended and restated in its entirety to read as follows:
     “Independent Director” shall mean a member of the Board of Directors of Seller who (i) shall not have been at the time of such Person’s appointment or at any time during the preceding five years, and shall not be as long as such Person is a director of the Seller, (A) a member, manager, director, officer, employee, partner, shareholder or Affiliate of any of the following Persons (collectively, the “Independent Parties”): Servicer, Originator, or any of their respective Subsidiaries or Affiliates (other than Seller), (B) a supplier to any of the Independent Parties, (C) a Person controlling or under common control with any partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties, or (D) a member of the immediate family of any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties; (ii) has prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (iii) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities. Nothing in this definition shall prohibit any Person that (x) is an “independent director”, “independent manager” or the equivalent thereof of any Affiliate to any supplier of any Independent Party that is intended to be structured as a “bankruptcy remote” entity or of any Person described in clause (C) or (D) with respect to such Affiliate and (y) satisfies each of the other criteria set forth in this definition from being an “Independent Director” of the Seller.
     (u) The definition of “LIBO Rate” in Exhibit I to the RPA is amended by deleting the percentage “2.50%” appearing therein and replacing such percentage with the percentage “3.25%”.
     (v) The definition of “Liquidity Termination Date” in Exhibit I to the RPA is amended by deleting the date “December 18, 2009” appearing therein and replacing such date with the date “November 15, 2010”.
     (w) The definition of “Loss Horizon Ratio” in Exhibit I to the RPA is amended and restated in its entirety to read as follows:

     “Loss Horizon Ratio” means, the ratio (expressed as a percentage) at any time equal to (i) the aggregate Original Balance of Receivables generated by the Originator during the Applicable Loss Horizon Period then most recently ended, divided by (ii) the aggregate Outstanding Balance of Eligible Receivables as of the end of the most recently ended month.
     (x) The definition of “Outstanding Balance” in Exhibit I to the RPA is amended by adding the following sentence to the end of such definition:
     In the event that the outstanding principal balance of any Receivable is reported as having one amount in an aging report of the Receivables and a different amount in a rollforward of the Receivables, the “Outstanding Balance” of such Receivable for all purposes hereof shall be the lower of the two reported amounts.
     (y) The definition of “Prime Rate” in Exhibit I to the RPA is amended and restated in its entirety to read as follows:
     “Prime Rate” means, for any day, a rate per annum equal to the greatest of:
     (a) the rate of interest per annum publicly announced from time to time by JPMorgan as its prime rate in effect at its principal office in New York City (the “Base Rate”);
     (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and
     (c) the LIBO Rate for a one month Tranche Period at approximately 11:00 a.m. London time on such day (or if such day is not a Business Day, the immediately preceding Business Day) minus 2.25%.
     Any change in the Prime Rate due to a change in the Base Rate, the Federal Funds Effective Rate or the LIBO Rate shall be effective from and including the effective date of such change in the Base Rate, the Federal Funds Effective Rate or the LIBO Rate, respectively.
     (z) The definition of “U.S. Auto Receivable” in Exhibit I to the RPA is deleted in its entirety.
     (aa) Schedule A to the RPA is amended and restated in its entirety to read as set forth on Attachment I hereto.
     (bb) Schedule C to the RPA is amended and restated in its entirety to read as set forth on Attachment II hereto.
     (cc) Exhibit V-1 to the RPA is amended and restated in its entirety to read as set forth on Attachment III hereto.
     (dd) Exhibit V-2 to the RPA is amended and restated in its entirety to read as set forth on Attachment IV hereto.

          3. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Purchasers and the Agent hereby waive any Potential Amortization Event or Amortization Event occurring under Section 9.1(a)(iii) of the RPA resulting from any failure by the Seller and the Servicer to deliver (or cause the delivery of) compliance certificates signed by the Performance Guarantor and the Seller, as applicable. on the date of the delivery of the financial statements of the Performance Guarantor in respect of the fiscal quarter ended June 30, 2009 as required by Section 7.1(a)(iii).
          4. Conditions Precedent. The amendments to the RPA and the waiver provided for hereunder shall become effective as of the date above first written upon the Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Agent:
          (a) executed counterparts of this Amendment executed by the authorized signatories of each of the parties hereto;
          (b) executed counterparts of the Fifth Amended and Restated Fee Letter of even date herewith executed by the authorized signatories of each of the parties thereto;
          (c) executed Compliance Certificates of the Seller dated as of June 30, 2009 and September 30, 2009 and an executed Compliance Certificate of the Performance Guarantor dated as of September 30, 2009;
          (d) a Reaffirmation of Performance Undertaking in substantially the form attached hereto as Attachment V hereto, executed by the Performance Guarantor in respect of the Performance Undertaking; and
          (e) payment in full of all fees and reasonable expenses due to the Agent with respect to this Amendment (including, without limitation, reasonable fees and disbursements of legal counsel) for which an invoice has been received at least two (2) Business Days prior to the date of this Amendment.
          5. Representations and Warranties of the Seller. In order to induce the parties hereto to enter into this Amendment, the Seller represents and warrants that:
          (a) The representations and warranties of Seller set forth in Section 5.1 of the RPA, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and, upon the effectiveness of this Amendment, there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 5(a) shall be made as of such earlier date.
          (b) The execution and delivery by the Seller of this Amendment has been duly authorized by proper corporate proceedings of the Seller and this Amendment, and the RPA, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          6. Representations and Warranties of Timken. In order to induce the parties hereto to enter into this Amendment, Timken represents and warrants that:

          (a) The representations and warranties of the Servicer and the Originator set forth in Section 5.1 of the RPA, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and, upon the effectiveness of this Amendment, there exists no Amortization Event, Potential Amortization Event, Termination Event or Potential Termination Event on the date hereof, provided that in the case of any representation or warranty in Section 5.1 of the RPA that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 6(a) shall be made as of such earlier date.
          (b) The execution and delivery by Timken of this Amendment has been duly authorized by proper corporate proceedings of Timken and this Amendment, and the RPA, as amended by this Amendment, constitutes the legal, valid and binding obligation of Timken, enforceable against Timken in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.
          7. Ratification. The RPA, as amended hereby, is hereby ratified, approved and confirmed in all respects.
          8. Reference to the RPA. From and after the effective date hereof, each reference in the RPA to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the RPA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the RPA as amended by this Amendment.
          9. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and time charges of attorneys representing the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.
          10. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          11. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission (including a .pdf delivered via electronic mail) shall be as effective as delivery of a manually executed counterpart hereof.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized signatories as of the date first above written:

TIMKEN RECEIVABLES CORPORATION, as Seller
By:
Name:
Title:

THE TIMKEN CORPORATION, as Servicer and as Originator
By:
Name:
Title:

PARK AVENUE RECEIVABLES COMPANY, LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent
By:
Name:
Title:

Signature Page to
Waiver and Amendment No. 7 to Amended and Restated Receivables Purchase Agreement

ATTACHMENT I TO WAIVER AND AMENDMENT NO. 7 TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
SCHEDULE A
(attached)

SCHEDULE A
COMMITMENTS OF FINANCIAL INSTITUTIONS

Financial Institution	Commitment
JPMorgan Chase Bank, N.A.	$100,000,000

ATTACHMENT II TO WAIVER AND AMENDMENT NO. 7 TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
SCHEDULE C
(attached)

SCHEDULE C
FINANCIAL COVENANTS RELATING TO THE PERFORMANCE GUARANTOR
     A. Definitions: Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement as in effect as July 10, 2009 without giving effect to an amendments or modifications thereto (other than those made in accordance with clause (C) of this Schedule (C)).
     B. Financial Covenants Relating to the Performance Guarantor. The occurrence of any of the following shall constitute a Servicer Default under the Agreement:
1. Consolidated Leverage Ratio. The Consolidated Leverage Ratio shall at any time be greater than (i) 3.75 to 1.0 from November 16, 2009 through and including March 31, 2010, (ii) 3.25 to 1.0 from April 1, 2010 through and including June 30, 2010 and (iii) 3.0 to 1.0 thereafter.
2. Consolidated Interest Coverage Ratio. The Consolidated Interest Coverage Ratio shall at any time be less than or equal to 4.0 to 1.0.
3. Consolidated Tangible Net Worth. Consolidated Tangible Net Worth shall at any time be less than the sum of 85% of Consolidated Tangible Net Worth as of the last day of the fiscal quarter ended June 30, 2009, increased on a cumulative basis as of the end of each fiscal quarter of the Performance Guarantor by an amount equal to 50% of Consolidated Net Income (to the extent positive and without giving effect, to the extent deducted in calculating Consolidated Net Income, to (i) any non-cash impairment, restructuring, reorganization, implementation, manufacturing rationalization and other special charges during such period or (ii) any cash restructuring charges during such period; provided that the aggregate amount of all such cash restructuring charges excluded pursuant to this clause (ii) during the term of the Credit Agreement shall not exceed $175,000,000) for such fiscal quarter.
4. Capital Expenditures. The aggregate amount of Capital Expenditures made by the Performance Guarantor and the Subsidiaries in any period set forth below shall exceed the amount set forth below for such period:

Fiscal Year (or portion thereof)	Amount
July 1, 2009 to December 31, 2009	$175,000,000	for balance of 2009
2010	$200,000,000
2011	$200,000,000
January 1, 2012 to the Maturity Date	$200,000,000

provided, that, (a) the amount of permitted Capital Expenditures set forth above in respect of fiscal year 2010, shall be increased (but not decreased) by up to $25,000,000 of unused permitted Capital Expenditures for the immediately preceding fiscal year and (b) the amount of permitted Capital Expenditures set forth above in respect of fiscal year 2011, shall be increased (but not decreased) by up to the greater of (i) an amount equal to 50% of the amount of unused permitted Capital Expenditures for the immediately preceding fiscal year or (ii) $25,000,000 of unused permitted Capital Expenditures for the immediately preceding fiscal year.
     C. Effect of Modification of the Credit Agreement. If, after the date hereof, any of the financial covenants set forth in the Credit Agreement (or any of the defined terms used in connection with such financial covenants) are amended, modified or waived, then the relevant financial covenants set forth in Part B above or the defined terms used therein, as applicable, shall, for all purposes of this Agreement, automatically and without further action on the part of any Person, be deemed to be so amended, modified or waived, if at the time of such amendment, modification or waiver, (i) JPMorgan is a party to the Credit Agreement and (ii) such amendment, modification or waiver is consummated in accordance with the terms of the Credit Agreement.

ATTACHMENT III TO WAIVER AND AMENDMENT NO. 7 TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
EXHIBIT V-1
(attached)

EXHIBIT V-1
FORM OF COMPLIANCE CERTIFICATE: SELLER
To: JPMorgan Chase Bank, N.A., as Agent
     This Compliance Certificate is furnished pursuant to that certain Amended and Restated Receivables Purchase Agreement dated as of December 30, 2005 among Timken Receivables Corporation (the “Seller”), The Timken Corporation (the “Servicer”), the Purchasers party thereto and JPMorgan Chase Bank, N.A., as agent for such Purchasers and as L/C Issuer (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).
     THE UNDERSIGNED HEREBY CERTIFIES THAT:
     1. I am the duly elected ____________ of Seller.
     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Seller and its Subsidiaries during the accounting period ended as of [INSERT THE END DATE OF THE MOST RECENTLY ENDED FISCAL QUARTER].
     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 4 below.
     4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Seller has taken, is taking, or proposes to take with respect to each such condition or event:

     The foregoing certifications are made and delivered this [INSERT DATE OF EXECUTION OF THE COMPLIANCE CERTIFICATE].

Name:

ATTACHMENT III TO WAIVER AND AMENDMENT NO. 7 TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
EXHIBIT V-2
(attached)

EXHIBIT V-2
FORM OF COMPLIANCE CERTIFICATE: PERFORMANCE GUARANTOR
To: JPMorgan Chase Bank, N.A., as Agent
     This Compliance Certificate is furnished pursuant to that certain Amended and Restated Receivables Purchase Agreement dated as of December 30, 2005 among Timken Receivables Corporation (the “Seller”), The Timken Corporation (the “Servicer”), the Purchasers party thereto and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent for such Purchasers and as L/C Issuer (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).
     THE UNDERSIGNED HEREBY CERTIFIES THAT:
     1. I am the duly elected ____________ of the Performance Guarantor.
     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Performance Guarantor and its Subsidiaries during the accounting period ended as of [INSERT THE END DATE OF THE MOST RECENTLY ENDED FISCAL QUARTER]
     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.
     4. Schedule I attached hereto sets forth computations evidencing the compliance with the financial tests set forth in Schedule C to the Agreement, all of which data and computations are true, complete and correct.
     5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Performance Guarantor has taken, is taking, or proposes to take with respect to each such condition or event:

     The foregoing certifications, together with the computations set forth in Schedule I hereto are made and delivered this [INSERT DATE OF EXECUTION OF THE COMPLIANCE CERTIFICATE].

Name:

SCHEDULE I TO COMPLIANCE CERTIFICATE
     A. Schedule of compliance as of [INSERT THE END DATE OF THE MOST RECENTLY ENDED FISCAL QUARTER] with the financial covenants set forth in Schedule C of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

ATTACHMENT V TO WAIVER AND AMENDMENT NO. 7 TO AMENDED AND
RESTATED RECEIVABLES PURCHASE AGREEMENT
FORM OF REAFFIRMATION OF PERFORMANCE UNDERTAKING
(attached)

REAFFIRMATION OF PERFORMANCE UNDERTAKING
November 16, 2009
JPMorgan Chase Bank, N.A., as Agent
c/o J.P. Morgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017
          The undersigned, The Timken Company, hereby:
          (i) acknowledges, and consents to, the execution of that certain Waiver and Amendment No. 7 to Amended and Restated Receivables Purchase Agreement (the “Amendment”), of even date herewith, among Timken Receivables Corporation (the “Seller”), The Timken Corporation (“Timken”), the funding sources party thereto as the Financial Institutions, Park Avenue Receivables Company, LLC (together with the Financial Institutions, the “Purchasers”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”);
          (ii) reaffirms all of its obligations under that certain Performance Undertaking dated as of December 18, 2002 (the “Performance Undertaking”) made by the undersigned in favor of the Agent, the Purchasers and the L/C Issuer; and
          (iii) acknowledges and agrees that, after giving effect to the Amendment, such Performance Undertaking remains in full force and effect and is hereby ratified and confirmed.

THE TIMKEN COMPANY
By:
Name:
Title: